UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-2653

                            Dreyfus Bond Funds, Inc.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000


Date of fiscal year end:   8/31


Date of reporting period:      8/31/03

                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      Municipal Bond
      Fund

      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            23   Financial Highlights

                            24   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                              Dreyfus Municipal
                                                                      Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Bond Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. However, better economic news took its toll on tax-exempt bonds during the summer. The more interest-rate-sensitive areas of the municipal bond market sold off sharply, causing their prices to decline commensurately.

The recent pickup in municipal bond yields that related to these price declines has, in our opinion, increased their relative attractiveness. We also believe that municipal bonds may become more valuable if states and municipalities raise certain taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enhance the rewards of tax-advantaged investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund achieved a total return of 1.91%.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 3.14% for the same period.(2) In addition, the average total return for all funds reported in the Lipper General Municipal Debt Funds category was 2.12%.(3)

The fund benefited from declining interest rates in a weak economy during most of the reporting period, which led to higher municipal bond prices. In July 2003, however, prices fell sharply amid better than expected economic news, and municipal bonds gave up many of their previous gains. The fund's total return was generally in line with the average for its Lipper category. However, the fund achieved a lower total return than the Index did, in part because the Index is not subject to fees and expenses associated with operating the fund.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio is not restricted, but normally exceeds
ten    years.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the
municipal    bond'   s    potential    volatility   in   different    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

Municipal bonds generally rallied between the beginning of September 2002 and the end of June 2003. Bond yields declined in the slow-growth, low-inflation environment and prices of high-quality municipal bonds generally rose.

In July 2003, the market suddenly reversed course, and municipal bonds suffered one of the most severe one-month declines in the market's history. Selling pressure increased as investors reacted to new economic data suggesting that the economy might be growing more robustly than expected. Higher-quality bonds, which tend to be more sensitive to expected changes in interest rates, bore the brunt of the market's decline. In contrast, lower-rated corporate-backed bonds, which tend to be more sensitive to the credit quality of their issuers, declined less severely. Although volatility continued in August, the tax-exempt marketplace appeared to stabilize following the prior month's sharp price declines.

In this environment, the fund' s relatively light exposure to economically sensitive corporate-backed bonds helped performance during most of the reporting period. We tended to focus on highly rated municipal securities backed by dedicated revenues from specific sources, such as water and sewer facilities. In addition, we reduced the fund's holdings of tax-supported bonds, because many state and local governments continue to feel budget pressures.


Other elements of our strategy helped protect the fund from the full brunt of the market' s July decline. For example, as the economy appeared poised to strengthen during the spring of 2003, we reduced the fund's average duration from a modestly long position to the neutral range, making it less sensitive to potential interest-rate changes. We also placed more emphasis on relatively defensive, high-coupon bonds that historically have tended to hold more of their value in declining markets. New purchases generally focused on bonds with intermediate-term maturities, which benefited as the yield differences between shorter-term and longer-term securities widened toward the reporting period's end.

What is the fund's current strategy?

We believe the fund is well-positioned for an environment of moderate economic growth. We expect our focus on intermediate-term bonds to benefit over time from the relatively steep yield differences that now characterize bonds within the five- to 15-year maturity range. At the same time, we have attempted to diversify the fund more broadly in an effort to manage the risks that unexpected declines in any one area will have a disproportionate effect on the overall fund. In our view, these are prudent strategies in the currently volatile market environment.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Municipal Bond Fund and the Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/03

                1 Year                   5 Years                 10 Years
--------------------------------------------------------------------------------
FUND             1.91%                    3.21%                    4.17%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MUNICIPAL BOND FUND ON 8/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2003

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.5%                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--2.5%

Alabama Housing Finance Authority, SFMR:

   6.45%, 10/1/2025                                                                           3,700,000                3,796,385

   6.10%, 10/1/2027                                                                           5,150,000                5,298,423

Alabama Industrial Development Authority, SWDR

   (Pine City Fiber Co.) 6.45%, 12/1/2023                                                    11,050,000               10,464,239

Alabama Public School and College Authority

  (Capital Improvement):

      9.12%, 7/1/2015                                                                        11,760,000  (a,b)        13,834,229

      9.915%, 7/1/2019                                                                       14,625,000  (a,b)        16,538,827

The Industrial Development Board of the Town of

  Courtland, EIR (International Paper Co. Projects)

   6.25%, 8/1/2025                                                                            8,000,000                8,057,680

ALASKA--1.3%

Alaska Energy Authority, Power Revenue (Bradley Lake)

   6%, 7/1/2017 (Insured; FSA)                                                                5,730,000                6,534,607

Alaska Housing Finance Corp.

   10.735%, 12/1/2019                                                                        10,000,000  (a,b)        10,318,200

Anchorage:

   Electric Utility Revenue
      6.50%, 12/1/2015 (Insured; MBIA)                                                        6,135,000                7,406,540

   GO School 5.50%, 7/1/2012 (Insured; FGIC)                                                  5,000,000                5,526,700

ARIZONA--4.5%

Arizona School Facilities Board:

   COP 5%, 9/1/2011 (Insured; MBIA)                                                          21,430,000               23,290,981

   State School Improvement Revenue
      5.50%, 7/1/2012                                                                        23,000,000               25,553,920

Mesa, Utility System Revenue
   5.25%, 7/1/2012 (Insured; FGIC)                                                           14,735,000               16,238,412

The Industrial Development Authority of the County of

  Apache, PCR (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                        14,000,000               12,423,880

      5.875%, 3/1/2033                                                                       29,695,000               26,217,122

CALIFORNIA--7.7%

Airport Commission City and County of San Francisco

  (San Francisco International Airport)

   6.50%, 5/1/2015 (Insured: FGIC)                                                           10,100,000               10,607,929

Alameda Corridor Transportation Authority,

  Revenue, Senior Lien:

      Zero Coupon, 10/1/2032 (Insured; MBIA)                                                 30,380,000                5,722,681

      Zero Coupon, 10/1/2033 (Insured; MBIA)                                                 18,000,000                3,198,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California:

   5.25%, 2/1/2019                                                                           10,000,000               10,181,500

   5%, 2/1/2032                                                                              11,500,000               10,779,525

California Department of Water Resource, Revenue:

  Power Supply:

      5.25%, 5/1/2011 (Insured; FSA)                                                         12,000,000               13,154,640

      5.125%, 5/1/2019                                                                       20,500,000               20,576,055

   Water (Central Valley Project):

      5%, 12/1/2010                                                                          12,520,000               13,761,483

      5.50%, 12/1/2016                                                                        7,670,000                8,367,970

California Infrastructure and Economic Development Bank,

  Bay Area Toll Bridges Seismic Retrofit Revenue

   5%, 7/1/2036 (Insured; AMBAC)                                                             10,000,000                9,803,300

California Pollution Control Financing Authority, PCR

   (Southern California Edison Co.) 7%, 3/1/2005                                              7,500,000                7,580,625

California Public Works Board, LR

  (Various University of California Projects)

   5.50%, 6/1/2014                                                                            9,750,000               10,744,012

Golden State Tobacco Securitization Corp.,

  Tobacco Settlement Asset--Backed Bonds:

      7.80%, 6/1/2042                                                                         5,000,000                4,718,900

      7.90%, 6/1/2042                                                                         6,000,000                5,731,980

Los Angeles Department of Water and Power,

   Waterworks Revenue 5%, 7/1/2011 (Insured; MBIA)                                           11,750,000               12,784,822

Los Angeles Wastewater System, Revenue

   5%, 6/1/2008 (Insured; FSA)                                                                8,620,000                9,520,014

Sacramento Municipal Utility District, Electric Revenue

   5%, 8/15/2020 (Insured; MBIA)                                                             20,000,000               20,384,800

COLORADO--1.7%

Colorado Department of Transportation,

  Transportation Revenue, RAN:

      5.25%, 6/15/2009 (Insured; MBIA)                                                       12,620,000               14,068,271

      5.50%, 6/15/2012 (Insured; MBIA)                                                       17,000,000               19,015,520

Denver Convention Center Hotel Authority,

  Convention Center Hotel, Senior Revenue

   5%, 12/1/2033                                                                              7,000,000                6,802,740

CONNECTICUT--1.2%

Connecticut Resource Recovery Authority

   (American Fuel Co. Project) 6.45%, 11/15/2022                                              7,325,000                7,378,839

Mashantucket Western Pequot Tribe, Special Revenue:

   6.40%, 9/1/2011 (Prerefunded 9/1/2007)                                                     9,170,000  (b,c)        10,565,766

   6.40%, 9/1/2011                                                                            9,330,000  (b)           9,965,373


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

DELAWARE--1.1%

Delaware:

   5%, 7/1/2008                                                                               9,000,000                9,947,790

   5%, 7/1/2009                                                                               9,000,000                9,954,630

Delaware Housing Authority, Senior SFMR
   6.45%, 1/1/2026                                                                            5,760,000                5,835,341

DISTRICT OF COLUMBIA--.4%

District of Columbia Tobacco Settlement Financing Corp.

   6.50%, 5/15/2033                                                                          11,750,000                9,497,643

FLORIDA--5.4%

Florida Board of Education:

   Capital Outlay (Public Education) 5.50% 6/1/2016                                          12,000,000               13,072,200

   Lottery Revenue 5.25%, 7/1/2015 (Insured; FGIC)                                            7,900,000                8,513,988

Florida Department of Environmental
   Protection, Revenue

   5.75%, 7/1/2013 (Insured; FGIC)                                                           10,270,000               11,510,719

Florida Division Bond Finance Department, General

  Services Revenue (Environmental

  Protection-Preservation 2000)

   5.50%, 7/1/2008 (Insured; FSA)                                                             9,500,000               10,678,000

Florida Turnpike Authority, Turnpike Revenue

  (Department of Transportation):

      5%, 7/1/2007 (Insured; AMBAC)                                                           9,160,000               10,047,604

      5.25%, 7/1/2011 (Insured; FSA)                                                         15,000,000               16,552,650

Hillsborough County, Junior Lien Utility Revenue

   5.50%, 8/1/2013 (Insured; AMBAC)                                                          10,000,000               11,208,600

Orlando-Orange County Expressway Authority, Revenue

   5%, 7/1/2009 (Insured; AMBAC)                                                              6,965,000                7,666,584

Orlando Utilities Commission,
   Water and Electric Revenue

   6.75%, 10/1/2017                                                                          15,875,000               19,064,605

Saint Petersburg, Public Improvement Revenue

   5%, 2/1/2011 (Insured; MBIA)                                                               6,230,000                6,748,336

Tampa, Utility Tax and Special Revenue

   5.75%, 10/1/2013 (Insured; AMBAC)                                                          9,100,000                10,393,110

GEORGIA--2.5%

Fulton County Facilities Corp., COP

  (Fulton County, Georgia Public Purpose Project)

   5.50%, 11/1/2018 (Insured; AMBAC)                                                         11,130,000               12,000,922

Georgia:

   5.80%, 11/1/2014                                                                          19,580,000               22,148,504

   5.80%, 11/1/2015                                                                          20,000,000               22,578,600

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HAWAII--.7%

Hawaii 5.80%, 9/1/2015 (Insured; FSA)

   (Prerefunded 9/1/2009)                                                                    14,000,000  (c)          16,260,860

IDAHO--.5%

Idaho Housing Agency, Multi-Family Housing
   6.70%, 7/1/2024                                                                           10,050,000               10,485,165

ILLINOIS--3.6%

Chicago O'Hare International Airport, Revenue

   5.25%, 1/1/2034                                                                           15,000,000               14,697,750

Cook County 5.50%, 11/15/2012 (Insured; FGIC)

   (Prerefunded 5/15/2011)                                                                   12,000,000  (c)          13,480,560

Illinois Development Finance Authority, PCR

  (Central Illinois Public Service Co.)

   6.375%, 1/1/2028                                                                          16,450,000               16,490,138

Illinois Educational Facilities Authority, Revenue

   (Illinois Institute of Technology)
   6.875% 12/1/2015 (Insured; AGIC)                                                           7,250,000                7,851,025

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                         10,000,000               10,783,000

   (Mercy Hospital and Medical Center) 7%, 1/1/2015                                           7,500,000  (d)           2,723,325

Illinois Housing Development Authority:

  Multi-Family Housing (Lawndale Redevelopment Project)

      6.90%, 12/1/2026 (Insured; FHA)                                                         8,750,000                9,054,062

   (Multi-Family Program) 6.75%, 9/1/2021                                                     8,750,000                8,830,587

IOWA--.2%

Iowa Finance Authority, SFMR

   (Mortgage Backed Securities Program)
   6.65%, 7/1/2028                                                                            4,665,000                4,799,259

KENTUCKY--.6%

City of Ashland, Sewage and Solid Waste Revenue

   (Ashland Inc. Project) 7.125%, 2/1/2022                                                    5,170,000                5,439,409

Mount Sterling, LR (Kentucky League Cities Funding)

   6.10%, 3/1/2018                                                                            7,955,000                9,032,982

LOUISIANA--.6%

Parish of West Feliciana, PCR (Gulf States Utilities-I)

   7.70%, 12/1/2014                                                                          14,000,000               14,315,980

MARYLAND--2.6%

Community Development Administration, Department of

  Housing and Community Development State of Maryland:

      12.04%, 4/1/2026                                                                        2,558,000  (a,b)         2,736,472

      10.70%, 7/1/2039                                                                        5,000,000  (a,b)         5,308,850

      (Single Family Program) 6.75%, 4/1/2026                                                13,140,000               13,483,742


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MARYLAND (CONTINUED)

Maryland Economic Development Corp, Student Housing

   Revenue (Frostburg State University Project)
   6.25%, 10/1/2033                                                                           8,580,000                8,781,115

Maryland State and Local Facilities Loan

   5%, 8/1/2009                                                                              15,000,000               16,624,950

Washington Suburban Sanitary District

   5.25%, 6/1/2010                                                                           11,460,000               12,720,715

MASSACHUSETTS--2.0%

Massachusetts 11.093%, 2/1/2015                                                              10,000,000  (a,b)        13,115,400

Massachusetts Housing Finance Agency, Revenue:

  Housing:

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        3,580,000                3,687,078

      6.60%, 1/1/2037 (Insured; AMBAC)                                                        6,135,000                6,315,553

   Single Family Housing:

      7.125%, 6/1/2025                                                                        6,245,000                6,285,468

      6.65%, 12/1/2027                                                                        3,285,000                3,396,854

Massachusetts Municipal Wholesale Electric Co.,

  Power Supply Project Revenue (Nuclear Project

   Number 4 Issue) 5.25%, 7/1/2013 (Insured; MBIA)                                           13,255,000               14,328,257

MICHIGAN--2.2%

The Economic Development Corp. of the County of Gratiot,

  Limited Obligation EDR (Danly Die Set Project)

   7.625%, 4/1/2007                                                                           3,200,000                3,171,648

Michigan Building Authority,
   Revenue (Facilities Program):

      5%, 10/15/2007 (Insured; FSA)                                                           6,000,000                6,614,880

      5%, 10/15/2008 (Insured; FSA)                                                           5,000,000                5,536,750

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group):

      8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                              15,000,000  (c)          17,364,000

      7.50%, 10/1/2027 (Prerefunded 10/1/2005)                                               15,300,000  (c)          17,222,904

Michigan Housing Development Authority, SFMR

   11.335%, 12/1/2027                                                                         1,420,000  (a,b)         1,510,426

MINNESOTA--1.3%

Minneapolis and Saint Paul Metropolitan Airports

   Commission, Airport Revenue
   5.75%, 1/1/2032 (Insured; FGIC)                                                            5,000,000                5,281,050

Minnesota Housing Finance Agency,
   Single Family Mortgage:

      6.50%, 7/1/2024                                                                         8,635,000                8,878,421

      6.45%, 7/1/2025                                                                        16,235,000               16,670,260

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--.4%

Mississippi, Capital Improvements

   5%, 11/1/2012 (Prerefunded 11/1/2011)                                                      8,700,000  (c)           9,540,420

MISSOURI--1.3%

Missouri Board of Public Buildings (Special Obligation)

   5.50%, 10/15/2010                                                                         12,205,000               13,767,850

Missouri Higher Education Loan Authority,

   Student Loan Revenue 6.75%, 2/15/2009                                                     11,500,000               11,852,820

The City of Saint Louis, Airport Revenue
   (Airport Development Program)
   5.625%, 7/1/2016 (Insured; MBIA)                                                           5,000,000                5,414,100

NEBRASKA--2.1%

Omaha Public Power District, Electric Revenue

   5.50%, 2/1/2014                                                                           44,800,000               49,653,632

NEVADA--1.1%

Clark County School District

   5.50%, 6/15/2014 (Insured; FSA)                                                            4,435,000                4,920,810

Clark County Water Reclamation District:

   5%, 7/1/2011 (Insured; MBIA)                                                               6,735,000                7,306,667

   5%, 7/1/2012 (Insured; MBIA)                                                               7,060,000                7,621,835

Nevada Housing Division (Single Family Program)

   6.80%, 4/1/2027                                                                            4,915,000                4,993,542

NEW HAMPSHIRE--1.5%

Business Finance Authority of the State of New Hampshire

   PCR (Public Service Co.) 6%, 5/1/2021                                                     15,500,000               16,489,830

New Hampshire Housing Finance Authority:

  Multi-Family Housing:

      7.55%, 7/1/2013                                                                         4,205,000                4,650,604

      (Mariners Village Project)

         6.60%, 1/1/2038 (Insured; FHA)                                                       7,365,000                7,553,765

   Single Family Residential Mortgage

      6.85%, 1/1/2025                                                                         3,600,000                3,634,776

NEW JERSEY--6.0%

New Jersey 5.25%, 7/1/2014                                                                   20,000,000               21,876,200

New Jersey Economic Development Authority,

  PCR (Public Service Electric and Gas Co. Project)

   6.40%, 5/1/2032 (Insured; MBIA)                                                           32,040,000               33,621,174

New Jersey Transit Corp., COP
   10.543%, 9/15/2014                                                                         7,500,000  (a,b)         9,233,775


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority:

   11.083%, 6/15/2012                                                                        12,330,000  (a,b)        16,412,216

   (Transportation System):

      5.50%, 12/15/2013 (Insured; FSA)                                                       15,900,000               17,717,688

      5.75%, 6/15/2018                                                                        7,750,000                8,729,445

      5.75%, 6/15/2020                                                                       12,645,000               14,166,320

New Jersey Turnpike Authority, Turnpike Revenue

   9.67%, 1/1/2017                                                                           15,000,000  (a,b)        18,129,150

NEW MEXICO--.3%

New Mexico Educational Assistance Foundation,

   Student Loan Revenue 7.45%, 3/1/2010                                                       2,130,000                2,188,106

New Mexico Mortgage Financing Authority

   6.80%, 1/1/2026                                                                            3,830,000                4,128,280

NEW YORK--14.7%

Long Island Power Authority, Electric System Revenue:

   9.17%, 12/1/2012                                                                           5,000,000  (a,b)         6,362,300

   9.17%, 12/1/2013                                                                          12,930,000  (a,b)        16,386,577

Metropolitan Transportation Authority:

  Revenue

      5.50%, 11/15/2014 (Insured; AMBAC)                                                     18,000,000               20,099,700

   State Service Contract:

      5.75%, 1/1/2016                                                                         7,000,000                7,768,460

      5.50%, 7/1/2016                                                                         6,435,000                7,007,715

      5.75%, 1/1/2018                                                                        17,025,000               18,826,415

New York City:

   6.375%, 8/15/2011                                                                         24,720,000               26,606,383

   5.50%, 5/15/2015 (Insured; MBIA)                                                          11,180,000               12,208,113

   5.75%, 3/1/2018                                                                           14,185,000               14,987,587

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue

   5.375%, 6/15/2015                                                                         15,000,000               16,232,250

New York City Transitional Finance Authority,
   Revenue:

      10.024%, 11/1/2018                                                                     14,550,000  (a,b)        16,760,145

      (Future Tax Secured):

         5.75%, 2/15/2015
            (Prerefunded 2/15/2010)                                                           5,100,000  (c)           5,853,270

         5.75%, 2/15/2015                                                                    11,910,000               13,200,687

New York State 5%, 4/15/2009                                                                 10,020,000               10,945,046

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenue:

   10.043%, 5/15/2013                                                                        10,175,000  (a,b)        12,370,053

   (City University):

      5.25%, 7/1/2009                                                                        10,000,000               11,145,500

      7.50%, 7/1/2010                                                                         5,000,000                5,965,700

   (North Shore University Hospital) 5%, 11/1/2009                                            6,000,000                6,558,720

New York State Environmental Facilities Corp.:

  PCR (State Water--Revolving Fund)

      5.50%, 6/15/2008 (Insured; MBIA)                                                        8,000,000                8,856,880

   State Clean Water and Drinking Water Revolving Funds

      Revenue (New York City Municipal Water Finance

      Authority Projects) (Second Resolution Bonds)

      5.50%, 6/15/2017                                                                        5,000,000                5,594,150

New York State Thruway Authority:

   (Highway and Bridge Trust Fund)
      5.50%, 4/1/2013 (Insured; MBIA)                                                        24,285,000               26,841,239

   Service Contract Revenue (Local Highway and Bridge):

      5.50%, 4/1/2013                                                                        37,000,000               40,725,160

      5.50%, 4/1/2014                                                                         4,000,000                4,370,040

Tobacco Settlement Financing Corp.,
   Revenue, Asset Backed:

      5.50%, 6/1/2019                                                                        14,000,000                14,419,580

      5.25%, 6/1/2022 (Insured; AMBAC)                                                       10,000,000                10,217,500

NORTH CAROLINA--2.1%

Charlotte:

   5.25%, 2/1/2015                                                                            9,380,000                10,079,842

   5.25%, 2/1/2016                                                                           12,930,000               13,842,729

North Carolina Eastern Municipal Power Agency,

  Power System Revenue:

      5.50%, 1/1/2011                                                                        10,000,000               10,516,400

      5.50%, 1/1/2012                                                                        10,000,000               10,468,700

North Carolina Housing Finance Agency,

   Single Family Revenue 6.50%, 9/1/2026                                                      3,980,000                4,100,196

OKLAHOMA--1.5%

Claremore Industrial and Redevelopment Authority, EDR

   (Yuba Project) 8.375%, 7/1/2011                                                            7,500,000                7,539,000

Grand River Dam Authority, Revenue

   5%, 6/1/2012 (Insured; FSA)                                                               25,000,000               27,054,500

PENNSYLVANIA--.8%

Delaware County Industrial Development Authority,

  Water Facilities Revenue (Philadelphia Suburban Water)

   6.35%, 8/15/2025 (Insured; FGIC)                                                          10,000,000               10,888,300


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania 5.50%, 5/1/2015 (Insured; FSA)                                                   7,425,000                8,151,165

RHODE ISLAND--.1%

Rhode Island Housing and Mortgage Finance Corp.

   (Homeownership Opportunity) 6.50%, 4/1/2027                                                2,475,000                2,488,612

SOUTH CAROLINA--.7%

Piedmont Municipal Power Agency, Electric Revenue

   6.60%, 1/1/2021                                                                            8,980,000                8,990,596

South Carolina Housing Finance and Development
   Authority, Mortgage Revenue:

      6.75%, 7/1/2026                                                                         2,695,000                2,764,396

      6.70%, 7/1/2027                                                                         4,120,000                4,199,640

TENNESSEE--1.0%

Knox County Health, Educational and Housing Facilities

   Board, Hospital Facilities Revenue (Baptist Health
   System East Tennessee) 6.50%, 4/15/2031                                                   13,000,000               13,170,300

Madison County, GO School and Public Improvement

   5%, 4/1/2014                                                                               8,450,000                8,954,803

TEXAS--9.5%

Alliance Airport Authority Inc., Special Facilities Revenue

   (Federal Express Corp. Project) 6.375%, 4/1/2021                                          34,070,000               35,652,211

Angelina and Neches River Authority, SWDR

   (Champion International Corp. Project) 7.375%, 5/1/2015                                    5,570,000                5,681,511

Austin Convention Enterprises Inc., Convention Center

   Hotel, Second Tier Revenue 5.75%, 1/1/2032                                                18,000,000               18,491,220

Board of Regents of the Univerity of Texas System,

   Revenue Financing System 5.25%, 8/15/2014                                                 11,090,000               12,099,190

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 11/1/2011                                                                          12,750,000               13,279,890

Cities of Dallas and Fort Worth,

  Dallas/Fort Worth International Airport

  Joint Revenue Improvement:

      5.75%, 11/1/2014 (Insured; FGIC)                                                       15,070,000               16,158,808

      5.75%, 11/1/2015 (Insured; FGIC)                                                       10,000,000               10,659,600

      5%, 11/1/2032 (Insured; AMBAC)                                                          5,000,000                4,760,350

Gulf Coast Waste Disposal Authority, SWDR

  (Occidental Petroleum Corp. Project)

   7%, 11/1/2020                                                                              7,725,000                7,821,640

Harris County Hospital District, Mortgage Revenue:

   7.40%, 2/15/2010 (Insured; AMBAC)
      (Prerefunded 2/15/2010)                                                                 3,465,000  (c)           3,908,243

   7.40%, 2/15/2010 (Insured; AMBAC)                                                          4,890,000                5,674,943

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Harris County-Houston Sports Authority, Revenue

   (Junior Lien) Zero Coupon, 11/15/2029 (Insured; MBIA)                                      5,000,000                1,140,200

Houston, Public Improvement:

   5.375%, Series A, 3/1/2014                                                                10,300,000               11,133,476

   5.375%, Series B, 3/1/2014                                                                 9,950,000               10,755,154

Rio Grande Valley Health Facilities Development Corp.,

  HR (Valley Baptist Medical Center Project)

   6.40%, 8/1/2016 (Insured; MBIA)                                                           11,200,000               11,354,560

Tarrant County Health Facilities Development Corp.,

  Health System Revenue

  (Texas Health Resources System)

   5.75%, 2/15/2014 (Insured; MBIA)                                                           9,470,000               10,511,511

Texas:

   11.835%, 12/1/2020                                                                         7,605,000  (a,b)         8,012,704

   GO (Veterans Housing Assistance Fund) 7%, 12/1/2025                                        7,915,000                8,163,135

   Public Finance Authority 5.50%, 10/1/2012                                                 11,000,000               12,186,350

Texas Turnpike Authority

  (Central Texas Turnpike System) Revenue

   5.75%, 8/15/2038 (Insured; AMBAC)                                                         12,000,000               12,718,920

UTAH--.4%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           8,744,000                8,280,131

VERMONT--.2%

Vermont Housing Finance Agency

   (Single Family Housing) 6.875%, 5/1/2025                                                   4,055,000                4,096,726

WASHINGTON--1.6%

Energy Northwest, Electric Revenue (Project Number One)

   6%, 7/1/2017 (Insured; MBIA)                                                               7,000,000                7,825,930

Seattle, Municipal Light and Power
   Revenue, Improvement:

      5.50%, 3/1/2013 (Insured; FSA)                                                         11,585,000               12,695,075

      5.50%, 3/1/2016 (Insured; FSA)                                                         15,400,000               16,651,712

WISCONSIN--2.8%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Asset-Backed Bonds
   7%, 6/1/2028                                                                              35,000,000               30,457,000

Wisconsin 6.25%, 5/1/2009                                                                     9,555,000               11,079,405

Wisconsin Health and Educational Facilities Authority,

   Revenue (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                       14,730,000               13,482,369

Wisconsin Transportation Revenue

   5.50%, 7/1/2013 (Insured; AMBAC)                                                           8,465,000                9,355,603


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WYOMING--.7%

Sweetwater County, SWDR (FMC Corp. Project)

   6.90%, 9/1/2024                                                                           16,225,000               15,309,261

U.S. RELATED--2.1%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue 6%, 7/1/2039

   (Prerefunded 7/1/2010)                                                                    20,050,000  (c)          23,492,585

Puerto Rico Infrastructure Financing Authority,

   Special Obligation 5.50%, 10/1/2032                                                        7,000,000                7,486,990

Puerto Rico Public Finance Corp.

  (Commonwealth Appropriation):

      6%, 8/1/2026                                                                            5,950,000                6,561,660

      6%, 8/1/2026 (Insured; AGC)                                                             9,050,000               10,377,364

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $2,104,446,592)                                                                                           2,162,050,992
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.6%
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA--1.2%

Broward County Health Facilities Authority, Revenue,

   VRDN (John Knox Village Project) .95%                                                      5,900,000  (e)           5,900,000

Dade County Industrial Development Authority, PCR, VRDN

   (Florida Power and Light Co. Project) .95%                                                 1,400,000  (e)           1,400,000

Jacksonville Electric Authority, Revenue, VRDN

   (Electric System) .80%                                                                     5,600,000  (e)           5,600,000

Jacksonville, PCR, VRDN

   (Florida Power and Light Co. Project) .95%                                                 8,925,000  (e)           8,925,000

Martin County, PCR, VRDN

   (Florida Power and Light Co. Project) .90%                                                 5,050,000  (e)           5,050,000

ILLINOIS--.3%

Illinois Health Facilities Authority, Revenue, VRDN

   (Northwestern Memorial Hospital) .80%                                                      8,000,000  (e)           8,000,000

NEW HAMPSHIRE--.1%

New Hampshire Health and Education Authority, HR, VRDN

   (Wentworth Douglass Hospital) .90% (Insured; AGIC)                                         2,500,000  (e)           2,500,000

PENNSYLVANIA--.3%

Allegheny County, Industrial Development Authority,

  Health and Housing Facilities Revenue, VRDN

   (Longwood) .95% (Insured; AGIC)                                                              900,000  (e)             900,000

Schuylkill County Industrial Development Authority,

  RRR, VRDN (Northeastern Power Co.)

   .85% (LOC; Dexia Credit Locale)                                                            5,370,000  (e)           5,370,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                               Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND--.1%

Rhode Island Health and Educational Building Corp.,

  Educational Institution Revenue, VRDN

   (Portsmouth Abbey School)
   .90% (LOC; Fleet National Bank)                                                            1,900,000  (e)           1,900,000

TEXAS--2.6%

Harris County Health Facilities Development Corp.,

  Revenue, VRDN:

      (Methodist Hospital) .80%                                                              33,400,000  (e)          33,400,000

      HR (Texas Childrens Hospital) .87% (Insured; MBIA)                                     28,000,000  (e)          28,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $106,945,000)                                                                                               106,945,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,211,391,592)                                                           98.1%            2,268,995,992

CASH AND RECEIVABLES (NET)                                                                         1.9%               44,001,417

NET ASSETS                                                                                       100.0%            2,312,997,409


Summary of Abbreviations

AGC                       ACE Guaranty Corporation

AGIC                      Asset Guaranty Insurance
                             Company

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

EDR                       Economic Development Revenue

EIR                       Environment Improvement
                             Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

RRR                       Resources Recovery Revenue

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              49.4

AA                               Aa                              AA                                               24.0

A                                A                               A                                                 9.5

BBB                              Baa                             BBB                                               7.2

BB                               Ba                              BB                                                3.4

B                                B                               B                                                  .1

F1                               MIG1/P1                         SP1/A1                                            4.7

Not Rated( f)                    Not Rated (f)                   Not Rated (f)                                     1.7

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 2003,
THESE SECURITIES AMOUNTED TO $187,560,463 OR 8.1% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  NON-INCOME PRODUCING SECURITY.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         2,211,391,592  2,268,995,99

Interest receivable                                                  32,042,966

Receivable for investment securities sold                            22,239,981

Receivable for shares of Common Stock subscribed                         21,673

Prepaid expenses                                                         31,418

                                                                  2,323,332,030
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,266,803

Cash overdraft due to Custodian                                         487,121

Payable for investment securities purchased                           6,620,547

Payable for shares of Common Stock redeemed                           1,661,986

Accrued expenses                                                        298,164

                                                                     10,334,621
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,312,997,409
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,399,602,546

Accumulated undistributed investment income--net                        545,107

Accumulated net realized gain (loss) on investments               (144,754,644)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      57,604,400
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,312,997,409
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(600 million shares of $.001 par value Common Stock authorized)     200,899,303

NET ASSET VALUE, offering and redemption price per share ($)              11.51

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                    127,407,538

EXPENSES:

Management fee--Note 3(a)                                           14,467,841

Shareholder servicing costs--Note 3(b)                               2,507,395

Directors' fees and expenses--Note 3(c)                                120,475

Custodian fees                                                         118,223

Professional fees                                                       68,801

Prospectus and shareholders' reports                                    43,325

Registration fees                                                       35,736

Loan commitment fees--Note 2                                            34,025

Miscellaneous                                                           58,159

TOTAL EXPENSES                                                      17,453,980

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (4,623)

NET EXPENSES                                                        17,449,357

INVESTMENT INCOME--NET                                             109,958,181
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                           (55,565,129)

Net unrealized appreciation (depreciation) on investments          (2,739,425)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (58,304,554)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                51,653,627

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                           -------------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                        109,958,181         128,788,610

Net realized gain (loss) on investments      (55,565,129)         (37,862,284)

Net unrealized appreciation (depreciation)
   on investments                             (2,739,425)         (69,510,758)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  51,653,627           21,415,568
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                      (109,455,844)        (128,187,128)

Net realized gain on investments                (314,026)            (236,048)

TOTAL DIVIDENDS                             (109,769,870)        (128,423,176)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 543,378,112        524,575,323

Dividends reinvested                           69,121,337         80,657,498

Cost of shares redeemed                      (738,584,924)      (671,700,032)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (126,085,475)       (66,467,211)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (184,201,718)      (173,474,819)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,497,199,127      2,670,673,946

END OF PERIOD                               2,312,997,409      2,497,199,127

Undistributed investment income--net              545,107           345,744
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    46,381,935        44,393,404

Shares issued for dividends reinvested          5,867,135         6,831,952

Shares redeemed                              (62,626,678)       (56,743,818)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (10,377,608)      (5,518,462)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended August 31,
                                                          --------------------------------------------------------------------------
                                                          2003             2002(a)         2001             2000            1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                   11.82            12.32           11.68            11.70            12.85

Investment Operations:

Investment income--net                                     .54(b)           .61(b)          .61              .60              .62

Net realized and unrealized
   gain (loss) on investments                             (.31)            (.50)            .64             (.02)            (.93)

Total from Investment Operations                           .23              .11            1.25              .58             (.31)

Distributions:

Dividends from
   investment income--net                                 (.54)            (.61)           (.61)            (.60)            (.62)

Dividends from net realized
   gain on investments                                     .00(c)           .00(c)          .00(c)           .00(c)          (.22)

Total Distributions                                       (.54)            (.61)           (.61)            (.60)            (.84)

Net asset value, end of period                           11.51            11.82           12.32            11.68            11.70
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                          1.91              .99           11.00             5.28            (2.60)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                   .72              .71             .72              .76              .73

Ratio of net investment income
   to average net assets                                  4.56             5.14            5.11             5.32             4.98

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                 .00(d)            --              --              .01              .00(d)

Portfolio Turnover Rate                                  61.20            49.25           42.71            40.51            55.77
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       2,312,997        2,497,199       2,670,674        2,599,644        2,839,207

(A)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND
BEGAN AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES
ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED AUGUST 31, 2002
WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO
OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.13% TO 5.14%. PER SHARE
DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE
NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge

On December 11, 2002 and January 27, 2003, the Board of Directors approved the addition of the fund into a series under the name Dreyfus Bond Funds, Inc., and a change in the fund's name from "Dreyfus Municipal Bond Fund, Inc." to "Dreyfus Municipal Bond Fund." These changes were effective March 31, 2003.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $57,928 during the period ended August 31, 2003. Income earned under this arrangement is included in interest income

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions    of    the     The   Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $47,305, accumulated capital losses $86,864,850 and unrealized appreciation $57,713,186. In addition, the fund had $57,937,100 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $13,170,822 of the carryover expires in fiscal 2008, $27,718,137 expires in fiscal 2009, $11,793,725 expires in fiscal 2010 and $34,182,166 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002, were as follows: tax exempt income $109,455,844 and $128,187,128 and ordinary income $314,026 and $236,048, respectively.

During the period August 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $302,971, increased accumulated net realized gain (loss) on investments by $471,764 and decreased paid-in capital by $168,793. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 2002 through August 31, 2003 to reduce the management fee paid by the fund, if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .74 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,623 during the period ended August 31, 2003.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2003, the fund was charged $1,510,535 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $737,869 pursuant to the transfer agency agreement.

(c) Effective January 27, 2003, each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an
annual    fee    of    $30,000,    an     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. Prior to January 27, 2003, each director who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation and the Director Emeritus received 50% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended August 31, 2003, redemption fees charged and retained by the fund amounted to $96,085.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $1,388,794,374 and $1,544,659,242 respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $2,211,282,806; accordingly, accumulated net unrealized appreciation on investments was $57,713,186, consisting of $89,527,183 gross unrealized appreciation and $31,813,997 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Municipal Bond Fund (one of the the funds comprising Dreyfus Bond Funds, Inc.) , as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 6, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2003 as " exempt-interest dividends" ( not generally subject to regular Federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WILLIAM HODDING CARTER III (68)

BOARD MEMBER (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  and  Chief  Executive  Officer  of the John S. and James L. Knight
Foundation    (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Independent Sector, Director

* The Century Foundation, Director

* The Enterprise Corporation of the Delta, Director

* Foundation of the Mid-South, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

EHUD HOUMINER (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

*  Principal  of Lear, Yavitz and Associates, a management consulting firm, from
1996    through    2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

RICHARD C. LEONE (63)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

HANS C. MAUTNER (65)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President--International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)

* Director and Vice Chairman of Simon Property Group (1998-2003)

* Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property Investors, which merged into Simon Property Group in 1998 (1972-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

ROBIN A. PRINGLE (39)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adult mentors

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

JOHN E. ZUCCOTTI (66)

BOARD MEMBER (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


NOTES

                      For More Information

                        Dreyfus
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  054AR0803


      Dreyfus Premier
      High Income Fund


      ANNUAL REPORT August 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            31   Report of Independent Auditors

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                               Dreyfus Premier High Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier High Income Fund covers the period between the commencement of the fund's operations on January 31, 2003, and the end of its fiscal year on August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Mark Shenkman, Frank Whitley and Mark Flanagan of Shenkman Capital Management, Inc., the fund's sub-investment adviser.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. However, better economic news took its toll on the bond market during the summer. The more interest-rate-sensitive areas of the bond market sold off sharply, giving back some of the gains achieved earlier in
the    reporting    period.

While we believe that investors generally should remain diversified across multiple asset classes, including bonds, it may be a good idea to adjust the fixed-income component of your portfolio for a stronger economic environment and the possibility that the multi-year decline of interest rates has run its course. As always, we encourage you to talk with your financial advisor about ways to manage the risks of investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Mark Shenkman, Frank Whitley and Mark Flanagan, Portfolio Managers

Shenkman Capital Management, Inc., Sub-Investment Adviser

How did Dreyfus Premier High Income Fund perform relative to its benchmark?

During the period between the commencement of the fund's operations on January 31, 2003, and the end of its fiscal year on August 31, 2003, the fund achieved total returns of 9.55% for Class A shares, 9.24% for Class B shares, 9.00% for Class C shares and 9.80% for Class R shares.(1) For the same period, the fund's benchmark, the CSFB High Yield Index, produced a 14.56% total return.(2)

We attribute the fund's performance during the reporting period to a sustained rally in the high-yield bond market as investor optimism regarding the outlook for business conditions improved. The fund produced lower returns than its benchmark, primarily because lower-quality, more-speculative bonds, particularly those with credit ratings of triple-C or lower, led the rally. In contrast, the fund' s holdings, on average, are rated in the single-B range. In addition, the fund trailed the averages as we gradually put cash to work in the high-yield bond market during the first three months of the fund's initial operations.

What is the fund's investment approach?

The fund seeks to maximize total return consistent with capital preservation and prudent risk management. To pursue its goal, the fund normally invests at least 80% of its assets in high-yield bonds rated below investment-grade. The high-yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities. The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities, bank certificates of deposit, fixed time deposits and bankers' acceptances.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing securities for the fund, we generally look for issuers that we believe have positive credit momentum and the potential for credit-rating upgrades. Using bottom-up, fundamental analysis, we seek to maximize returns and minimize default risk through broad diversification, direct communication with management and systematic monitoring of all issuers. We also avoid or de-emphasize investing in industries or issuers that we believe have a high risk of default.

What other factors influenced the fund's performance?

Although the fund benefited from an improving high-yield bond market during the reporting period, our focus on relatively better-quality securities within the high-yield market caused the fund' s performance to trail the averages. The market' s greatest returns during the rally were produced by lower-rated, more-speculative high-yield bonds that did not meet our stringent investment criteria.

In our view, this year' s market performance has been driven more by psychological factors than by underlying business and market fundamentals. Indeed, we have seen such a pattern before -- in the early 1990s, during the initial stages of the market rally, more speculative bonds temporarily produced higher returns than the bonds of more fundamentally sound issuers. As time passed, market leadership shifted to issuers with more solid business prospects and improving credit profiles.

The current rally began after the high-yield bond market hit a cyclical low in October 2002. Since then, investors apparently have become more comfortable with the business outlook for high-yield issuers. Indeed, this more optimistic view is supported by key statistics: high-yield issuer defaults, as measured by Moody' s, peaked in January 2002 at 10.95% and, by August 2003, had fallen to 5.95%.

Between January 31 and the end of May 2003, we focused on putting cash to work in a broadly diversified portfolio of high-yield bonds that met our investment criteria. We focused primarily on bonds with single-B credit ratings, which we believe offered the most attractive values. Because of this focus and our intensive research process, none of the fund's holdings defaulted during the reporting period.


The fund enjoyed particularly strong returns from bonds of issuers in the health care, broadcasting and oil-and-gas industry groups. In addition, our security selection strategy enabled the fund's telecommunications holdings to produce
above-average   returns,  despite  relatively  light  exposure  to  the  group.

What is the fund's current strategy?

Recently, we have begun to see signs that speculation in lower-rated bonds may be waning, and attention to underlying business fundamentals is increasing. Accordingly, we continue to invest in bonds of companies we believe should enjoy
fundamentally    strong    business    prospects.

At the end of August, the fund comprised 191 separate bond issues from companies representing 40 different industries, helping to ensure that unexpected downturns in any particular area should not have a disproportionate impact on the fund as a whole. The average maturity of the fund's holdings stood at 7.8 years, and more than 75% of the fund's holdings were rated single-B or better, compared to less than 50% for the benchmark. In our view, these strategies should position the fund to potentially capitalize on currently improving economic and business conditions for many high-yield issuers.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: CREDIT SUISSE FIRST BOSTON -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE CSFB HIGH YIELD INDEX IS DESIGNED TO MIRROR THE INVESTABLE UNIVERSE OF THE U.S. DOLLAR-DENOMINATED HIGH-YIELD DEBT MARKET. THE INDEX CONSISTS OF CORPORATE DEBT ISSUES, INCLUDING CASH-PAY, ZERO-COUPON, STEPPED-RATE AND PAY-IN-KIND (PIK) BONDS THAT ARE PUBLICLY REGISTERED IN THE U.S. OR ISSUED UNDER RULE 144A WITH REGISTRATION RIGHTS, RATED 5B OR LOWER, WITH MINIMUM OUTSTANDING PAR VALUES OF $75 MILLION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier High Income Fund Class A shares, Class B shares, Class C shares and Class R shares and the CSFB High Yield Index

((+))  SOURCE: CREDIT SUISSE FIRST BOSTON

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER HIGH INCOME FUND ON 1/31/03 (INCEPTION
DATE) TO A $10,000 INVESTMENT MADE IN THE CSFB HIGH YIELD INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS DESIGNED TO MIRROR THE INVESTIBLE UNIVERSE OF THE U.S. DOLLAR-DENOMINATED HIGH-YIELD DEBT MARKET. THE INDEX CONSISTS OF CORPORATE DEBT ISSUES, INCLUDING CASH-PAY, ZERO-COUPON, STEPPED-RATE AND PAY-IN-KIND (PIK) BONDS THAT ARE PUBLICLY REGISTERED IN THE U.S. OR ISSUED UNDER RULE 144A WITH REGISTRATION RIGHTS, RATED 5B OR LOWER, WITH MINIMUM OUTSTANDING PAR VALUES OF $75 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Actual Aggregate Total Returns AS OF 8/31/03

                                                    Inception         From
                                                      Date          Inception
--------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                     1/31/03          4.61%

WITHOUT SALES CHARGE                                 1/31/03          9.55%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/31/03          9.24%

WITHOUT REDEMPTION                                   1/31/03          9.24%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))           1/31/03          8.00%

WITHOUT REDEMPTION                                   1/31/03          9.00%

CLASS R SHARES                                       1/31/03          9.80%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

August 31, 2003

                                                                                               Principal
BONDS AND NOTES--89.9%                                                                        Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ADVERTISING--.0%

Lamar Media,

   Gtd. Notes, 7.25%, 2013                                                                      100,000                  104,250

AEROSPACE--5.0%

Aviall,

   Sr. Notes, 7.625%, 2011                                                                    2,075,000  (a)           2,069,813

BE Aerospace,

   Sr. Sub. Notes, 9.5%, 2008                                                                 1,500,000                1,335,000

Esterline Technologies,

   Sr. Sub. Notes, 7.75%, 2013                                                                1,000,000  (a)           1,037,500

Hexcel:

   Sr. Secured Notes, 9.875%, 2008                                                              500,000  (a)             550,000

   Sr. Sub. Notes, 9.75%, 2009                                                                2,250,000                2,340,000

Sequa:

   Sr. Notes, 8.875%, 2008                                                                    1,900,000  (a)           1,985,500

   Sr. Notes, 9%, 2009                                                                          100,000                  105,500

Titan,

   Gtd. Sr. Notes, 8%, 2011                                                                     750,000  (a)             776,250

TransDigm,

   Gtd. Sr. Sub. Notes, 8.375%, 2011                                                          1,750,000  (a)           1,837,500

                                                                                                                      12,037,063

AUTOMOTIVE--1.5%

Dura Operating:

   Gtd. Sr. Notes, Ser. B, 8.625%, 2012                                                         150,000                  153,000

   Gtd. Sr. Sub. Notes, Ser. D, 9%, 2009                                                        500,000                  462,500

TRW Automotive,

   Sr. Notes, 9.375%, 2013                                                                      400,000  (a)             446,000

Tenneco Automotive,

   Sr. Secured Notes, 10.25%, 2013                                                            1,500,000  (a)           1,560,000

United Components,

   Sr. Sub. Notes, 9.375%, 2013                                                               1,000,000  (a)           1,030,000

                                                                                                                       3,651,500

BROADCASTING--4.8%

Allbritton Communications,

   Sr. Sub. Notes, 7.75%, 2012                                                                2,275,000                2,343,250

Corus Entertainment,

   Sr. Sub. Notes, 8.75%, 2012                                                                  250,000                  265,625

Entravision Communications,

   Gtd. Sr. Sub. Notes, 8.125%, 2009                                                          1,425,000                1,478,437

LIN Television,

   Sr. Sub. Notes, 6.5%, 2013                                                                 2,750,000  (a)           2,681,250


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING (CONTINUED)

Paxson Communications,

   Gtd. Sr. Sub. Notes, 12.25%, 2009                                                          1,800,000  (b)           1,449,000

Sinclair Broadcast:

   Gtd. Sr. Sub. Notes, 8%, 2012                                                                750,000                  785,625

   Gtd. Sr. Sub. Notes, 8%, 2012                                                                750,000  (a)             785,625

Susquehanna Media,

   Sr. Sub. Notes, 7.375%, 2013                                                               1,750,000                1,791,563

                                                                                                                      11,580,375

BUILDING MATERIALS--1.9%

Atrium Cos.,

   Gtd. Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                     450,000                  481,500

Euramax International,

   Sr. Sub. Notes, 8.5%, 2011                                                                   850,000  (a)             867,000

Jacuzzi Brands,

   Sr. Secured Notes, 9.625%, 2010                                                            2,350,000  (a)           2,455,750

Nortek,

   Sr. Sub. Notes, Ser. B, 9.875%, 2011                                                         750,000                  787,500

                                                                                                                       4,591,750

CABLE/MEDIA--4.0%

CSC,

   Debs., 7.625%, 2018                                                                        1,350,000                1,289,250

Charter Communications/Capital,

   Sr. Notes, 10%, 2009                                                                       1,250,000                  981,250

DIRECTV/Finance,

   Sr. Notes, 8.375%, 2013                                                                      200,000  (a)             219,500

EchoStar Communications,

   Conv. Sub. Notes, 4.875%, 2007                                                             1,250,000                1,257,812

EchoStar DBS,

   Sr. Notes, 9.375%, 2009                                                                      100,000                  106,875

LodgeNet Entertainment,

   Sr. Sub. Debs., 9.5%, 2013                                                                 1,800,000                1,867,500

Mediacom/Capital,

   Sr. Notes, Ser. B, 8.5%, 2008                                                              1,850,000                1,854,625

PanAmSat,

   Gtd. Sr. Notes, 8.5%, 2012                                                                   500,000                  518,750

Shaw Communications:

   Sr. Notes, 7.2%, 2011                                                                        650,000                  650,000

   Sr. Notes, 7.25%, 2011                                                                       900,000                  900,000

                                                                                                                       9,645,562

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS/PLASTICS/RUBBER--1.3%

AEP Industries,

   Sr. Sub. Notes, 9.875%, 2007                                                               1,000,000                  955,000

Equistar Chemical/Funding,

   Sr. Notes, 10.625%, 2011                                                                     500,000  (a)             500,000

Rhodia,

   Sr. Sub. Notes, 8.875%, 2011                                                               1,750,000  (a)           1,767,500

                                                                                                                       3,222,500

CONGLOMERATE SERVICES--.3%

Vivendi Universal,

   Sr. Notes, 9.25%, 2010                                                                       750,000  (a)             841,875

CONSUMER DURABLES--2.6%

General Binding,

   Gtd. Sr. Sub. Notes, 9.375%, 2008                                                            500,000                  485,000

Jarden,

   Gtd. Sr. Sub. Notes, 9.75%, 2012                                                             900,000                  936,000

Remington Product,

   Sr. Sub. Notes, Ser. D, 11%, 2006                                                            400,000                  402,000

Salton,

   Gtd. Sr. Sub. Notes, 10.75%, 2005                                                          1,000,000                  965,000

Samsonite,

   Sr. Sub. Notes, 10.75%, 2008                                                               3,250,000                3,371,875

                                                                                                                       6,159,875

CONSUMER NON-DURABLES--.7%

Central Garden & Pet,

   Gtd. Sr. Sub. Notes, 9.125%, 2013                                                            100,000                  106,000

Jafra Cosmetics/Distributors,

   Sr. Sub. Notes, 10.75%, 2011                                                               1,500,000  (a)           1,582,500

                                                                                                                       1,688,500

CONTAINERS/PACKAGING--3.3%

Graham Packaging/Capital:

   Gtd. Sr. Sub. Notes, Ser. B, 8.75%, 2008                                                   1,700,000                1,683,000

   Sr. Sub. Notes, 8.75%, 2008                                                                1,000,000  (a)             990,000

Graphic Packaging International:

   Sr. Notes, 8.5%, 2011                                                                        750,000  (a)             787,500

   Sr. Sub. Notes, 9.5%, 2013                                                                 1,250,000  (a)           1,318,750

Huntsman Packaging,

   Gtd. Sr. Sub. Notes, 13%, 2010                                                             1,250,000                1,093,750

Owens-Brockway Glass Container:

   Secured Notes, 8.875%, 2009                                                                  100,000                  105,500

   Sr. Notes, 8.25%, 2013                                                                     1,750,000  (a)           1,776,250


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONTAINERS/PACKAGING (CONTINUED)

U.S. Can,

   Sr. Secured Notes, 10.875%, 2010                                                             250,000  (a)             249,375

                                                                                                                       8,004,125

ECOLOGICAL POLLUTION CONTROL--2.2%

Allied Waste N.A.:

   Gtd. Sr. Sub. Notes, Ser. B, 10%, 2009                                                     3,000,000                3,262,500

   Sr. Notes, 7.875%, 2013                                                                      250,000                  256,250

IESI,

   Gtd. Sr. Sub. Notes, 10.25%, 2012                                                          1,200,000                1,278,000

MSW Energy/Finance,

   Sr. Secured Notes, 8.5%, 2010                                                                500,000  (a)             512,500

                                                                                                                       5,309,250

ELECTRONICS--1.0%

Flextronics International,

   Sr. Sub. Notes, 6.5%, 2013                                                                 2,400,000  (a)           2,310,000

ENTERTAINMENT/LEISURE--3.7%

AMC Entertainment:

   Sr. Sub. Notes, 9.5%, 2009                                                                   750,000                  776,250

   Sr. Sub. Notes, 9.5%, 2011                                                                 1,750,000                1,846,250

Bally Total Fitness,

   Sr. Notes, 10.5%, 2011                                                                     1,700,000  (a)           1,751,000

Intrawest,

   Sr. Notes, 9.75%, 2008                                                                       700,000                  731,500

Royal Caribbean Cruises:

   Debs., 7.25%, 2018                                                                         1,200,000                1,086,000

   Sr. Notes, 8%, 2010                                                                        1,000,000                1,045,000

Six Flags,

   Sr. Notes, 8.875%, 2010                                                                      250,000                  231,250

Speedway Motorsports,

   Sr. Sub. Notes, 6.75%, 2013                                                                  500,000  (a)             497,500

Town Sports International,

   Gtd. Sr. Notes, 9.625%, 2011                                                               1,000,000                1,018,750

                                                                                                                       8,983,500

FOOD & BEVERAGES--3.8%

Dean Foods,

   Sr. Notes, 6.9%, 2017                                                                        250,000                  242,500

Del Monte,

   Sr. Sub. Notes, 8.625%, 2012                                                                 100,000  (a)             104,625

Delhaize America,

   Gtd. Notes, 9%, 2031                                                                         600,000                  628,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & BEVERAGES (CONTINUED)

Dole Foods:

   Gtd. Notes, 7.25%, 2010                                                                    1,250,000  (a)           1,221,875

   Sr. Notes, 8.875%, 2011                                                                      750,000  (a)             791,250

Le-Natures,

   Sr. Sub. Notes, 9%, 2013                                                                   1,000,000  (a)           1,057,500

Merisant,

   Gtd. Sr. Notes, 9.5%, 2013                                                                 1,500,000  (a)           1,582,500

National Beef Packaging/Finance,

   Sr. Notes, 10.5%, 2011                                                                     1,000,000  (a)           1,050,000

Pantry,

   Gtd. Sr. Sub. Notes, 10.25%, 2007                                                          2,500,000                2,575,000

                                                                                                                       9,253,750

GAMING--4.0%

Argosy Gaming,

   Sr. Sub. Notes, 9%, 2011                                                                     350,000                  378,875

Boyd Gaming,

   Sr. Sub. Notes, 7.75%, 2012                                                                1,000,000                1,022,500

Hard Rock Hotel,

   Notes, 8.875%, 2013                                                                        1,750,000  (a)           1,811,250

Hollywood Park,

   Gtd. Sr. Sub. Notes, Ser. B, 9.25%, 2007                                                   2,640,000                2,679,600

Horseshoe Gaming,

   Gtd. Sr. Sub. Notes, Ser. B, 8.625%, 2009                                                  1,600,000                1,692,000

Isle of Capri Casinos,

   Gtd. Notes, 8.75%, 2009                                                                      800,000                  852,000

Majestic Investors/Capital,

   Sr. Secured Notes, 11.653%, 2007                                                             500,000                  527,500

Mohegan Tribal Gaming Authority,

   Sr. Sub. Notes, 8%, 2012                                                                     700,000                  749,000

                                                                                                                       9,712,725

HEALTH CARE--9.3%

Alaris Medical,

   Sr. Sub. Notes, 7.25%, 2011                                                                2,200,000                2,172,500

Alliance Imaging,

   Sr. Sub. Notes, 10.375%, 2011                                                              1,500,000                1,567,500

Alpharma,

   Sr. Notes, 8.625%, 2011                                                                      500,000  (a)             507,500

AmeriPath,

   Sr. Sub. Notes, 10.5%, 2013                                                                  250,000  (a)             260,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Beverly Enterprises:

   Gtd. Sr. Notes, 9%, 2006                                                                   2,100,000                2,142,000

   Sr. Notes, 9.625%, 2009                                                                      625,000                  656,250

Extendicare Health Services:

   Gtd. Sr. Notes, 9.5%, 2010                                                                   250,000                  269,375

   Gtd. Sr. Sub. Notes, 9.35%, 2007                                                           2,500,000                2,575,000

Fisher Scientific International,

   Sr. Sub. Notes, 8%, 2013                                                                     500,000  (a)             516,250

Hanger Orthopedic,

   Gtd. Notes, 11.25%, 2009                                                                   1,000,000                1,092,500

Insight Health Services,

   Gtd. Sr. Sub. Notes, Ser. B, 9.875%, 2011                                                  1,750,000                1,828,750

Kinetic Concepts,

   Sr. Sub. Notes, 7.375%, 2013                                                               1,250,000  (a)           1,256,250

MedEx,

   Sr. Sub. Notes, 8.875%, 2013                                                               2,250,000  (a)           2,351,250

Medquest,

   Gtd. Notes, Ser. B, 11.875%, 2012                                                            500,000                  517,500

Province Healthcare,

   Sr. Sub. Notes, 7.5%, 2013                                                                 2,000,000                1,935,000

Psychiatric Solutions,

   Sr. Sub. Notes, 10.625%, 2013                                                                500,000  (a)             537,500

Select Medical,

   Sr. Sub. Notes, 7.5%, 2013                                                                 2,000,000  (a)           2,005,000

Sybron Dental Specialties,

   Gtd. Sr. Sub. Notes, 8.125%, 2012                                                            250,000                  260,158

                                                                                                                      22,450,283

HOME BUILDING--.5%

Horton D.R.,

   Gtd. Sr. Notes, 8.5%, 2012                                                                   100,000                  107,000

K. Hovnanian Enterprises,

   Gtd. Sr. Sub. Notes, 7.75%, 2013                                                           1,000,000  (a)             985,000

                                                                                                                       1,092,000

INDUSTRIAL--.1%

Trimas,

   Gtd. Notes, 9.875%, 2012                                                                     250,000                  246,250

LEASING--1.9%

Mobile Mini,

   Sr. Notes, 9.5%, 2013                                                                      1,750,000  (a)           1,837,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LEASING (CONTINUED)

United Rentals:

   Gtd. Sr. Sub. Notes, Ser. B, 9.25%, 2009                                                   1,250,000                1,250,000

   Gtd. Sr. Sub. Notes, Ser. B, 9.5%, 2008                                                    1,000,000                1,005,000

   Sr. Notes, 10.75%, 2008                                                                      500,000  (a)             552,500

                                                                                                                       4,645,000

LODGING/HOTELS--.4%

HMH Properties,

   Gtd. Sr. Secured Notes, Ser. B, 7.875%, 2008                                               1,000,000                1,010,000

MINING/METALS--.3%

Arch Western Finance,

   Sr. Notes, 6.75%, 2013                                                                       750,000  (a)             744,375

OIL & GAS--4.7%

Chesapeake Energy,

   Gtd. Sr. Notes, 7.75%, 2015                                                                  500,000                  510,000

Citgo Petroleum,

   Sr. Notes, 11.375%, 2011                                                                     750,000  (a)             840,000

Denbury Resources,

   Gtd. Notes, 7.5%, 2013                                                                     1,150,000                1,150,000

El Paso Production,

   Gtd. Sr. Notes, 7.75%, 2013                                                                2,000,000  (a)           1,950,000

Frontier Escrow,

   Sr. Notes, 8%, 2013                                                                          500,000  (a)             510,000

GulfMark Offshore,

   Gtd. Sr. Notes, 8.75%, 2008                                                                1,650,000                1,650,000

Houston Exploration,

   Sr. Sub. Notes, 7%, 2013                                                                   1,000,000  (a)             985,000

Key Energy Services,

   Sr. Notes, 6.375%, 2013                                                                      250,000                  238,750

Plains E&P,

   Gtd. Sr. Sub. Notes, Ser. B, 8.75%, 2012                                                     250,000                  260,000

Semco Energy,

   Sr. Notes, 7.75%, 2013                                                                     1,000,000  (a)             956,250

Transmontaigne,

   Sr. Sub. Notes, 9.125%, 2010                                                               1,750,000  (a)           1,846,250

Westport Resources,

   Gtd. Sr. Sub. Notes, 8.25%, 2011                                                             350,000  (a)             376,250

                                                                                                                      11,272,500


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PAPER--1.5%

Georgia-Pacific,

   Sr. Notes, 9.375%, 2013                                                                      200,000  (a)             215,500

Jefferson Smurfit,

   Gtd. Sr. Notes, 7.5%, 2013                                                                 1,750,000                1,780,625

MDP Acquisitions,

   Sr. Notes, 9.625%, 2012                                                                    1,400,000                1,519,000

                                                                                                                       3,515,125

PIPELINES--2.3%

Northwest Pipelines,

   Debs., 6.625%, 2007                                                                          500,000                  500,000

Southern Star Cent,

   Sr. Secured Notes, 8.5%, 2010                                                                750,000  (a)             768,750

Tennessee Gas Pipeline,

   Debs., 7.5%, 2017                                                                          1,750,000                1,680,000

Williams Cos.:

   Debs., Ser. A, 7.5%, 2031                                                                    500,000                  432,500

   Notes, 7.625%, 2019                                                                        2,000,000                1,825,000

   Sr. Notes, 7.75%, 2031                                                                       250,000                  220,625

                                                                                                                       5,426,875

PUBLISHING--7.6%

American Color Graphics,

   Sr. Secured Notes, 10%, 2010                                                               1,800,000  (a)           1,885,500

American Media Operation,

   Gtd. Notes, 8.875%, 2011                                                                     400,000                  428,000

CBD Media/Finance,

   Sr. Sub. Notes, 8.625%, 2011                                                               2,000,000  (a)           2,110,000

Canwest Media,

   Gtd. Sr. Notes, Ser. B, 7.625%, 2013                                                       1,000,000                1,040,000

Dex Media West/Finance,

   Sr. Sub. Notes, 9.875%, 2013                                                                 500,000  (a)             560,000

Houghton Mifflin,

   Sr. Sub. Notes, 9.875%, 2013                                                                 550,000  (a)             602,250

Liberty Group Operating,

   Gtd. Sr. Sub. Notes, 9.375%, 2008                                                          2,000,000                1,980,000

Mail-Well I:

   Gtd. Sr. Notes, 9.625%, 2012                                                                 750,000                  795,000

   Gtd. Sr. Sub. Notes, Ser. B, 8.75%, 2008                                                   1,500,000                1,440,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING (CONTINUED)

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                      250,000  (a)             260,000

Morris Publishing,

   Sr. Sub. Notes, 7%, 2013                                                                     500,000  (a)             502,500

PRIMEDIA:

   Gtd. Sr. Notes, 8.875%, 2011                                                                 600,000                  631,500

   Sr. Notes, 8%, 2013                                                                        1,250,000  (a)           1,268,750

Quebecor Media,

   Sr. Discount Notes, 13.75%, 2011                                                           1,250,000  (b)           1,037,500

Vertis:

   Gtd. Sr. Notes, Ser. B, 10.875%, 2009                                                      1,150,000                1,164,375

   Sr. Secured Notes, 9.75%, 2009                                                               500,000  (a)             532,500

Von Hoffman,

   Gtd. Sr. Notes, 10.25%, 2009                                                               1,320,000                1,412,400

Yell Finance,

   Sr. Discount Notes, 13.5%, 2011                                                              650,000  (b)             562,250

                                                                                                                      18,212,525

RAIL SHIPPING--.2%

Westinghouse Air Brake Technologies,

   Sr. Notes, 6.875%, 2013                                                                      500,000  (a)             497,500

REAL ESTATE INVESTMENT TRUSTS--.5%

Felcor Suites,

   Gtd. Sr. Notes, 7.375%, 2004                                                               1,000,000                1,020,000

La Quinta Properties,

   Sr. Notes, 8.875%, 2011                                                                      200,000  (a)             208,500

                                                                                                                       1,228,500

RESTAURANTS--1.5%

Buffets,

   Sr. Sub. Notes, 11.25%, 2010                                                               1,400,000                1,393,000

Dominos,

   Sr. Sub. Notes, 8.25%, 2011                                                                2,000,000  (a)           2,110,000

                                                                                                                       3,503,000

RETAIL--2.6%

Rent-A-Center,

   Sr. Sub. Notes, 7.5%, 2010                                                                 1,750,000  (a)           1,767,500

Rite Aid:

   Debs., 7.7%, 2027                                                                          1,500,000                1,215,000

   Sr. Secured Notes, 8.125%, 2010                                                            1,250,000  (a)           1,293,750


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Saks:

   Gtd. Sr. Sub. Notes, 7.375%, 2019                                                          2,000,000                1,910,000

   Gtd. Sr. Sub. Notes, 7.5%, 2010                                                              150,000                  154,500

                                                                                                                       6,340,750

SERVICES--2.9%

Coinmach,

   Sr. Notes, 9%, 2010                                                                          450,000                  470,250

Corrections Corporation of America:

   Sr. Notes, 7.5%, 2011                                                                      1,000,000                1,020,000

   Sr. Notes, 7.5%, 2011                                                                        800,000  (a)             816,000

Iron Mountain:

   Gtd. Sr. Notes, 6.625%, 2016                                                               2,500,000                2,356,250

   Gtd. Sr. Notes, 7.75%, 2015                                                                  400,000                  410,000

Pierce Leahy,

   Gtd. Sr. Notes, 8.125%, 2008                                                                 126,000                  130,410

Wackenhut Corrections,

   Sr. Notes, 8.25%, 2013                                                                     1,750,000  (a)           1,785,000

                                                                                                                       6,987,910

TECHNOLOGY--.9%

Cooperative Computing,

   Sr. Notes, 10.5%, 2011                                                                     1,250,000  (a)           1,300,000

Xerox,

   Sr. Notes, 7.625%, 2013                                                                    1,000,000                  980,000

                                                                                                                       2,280,000

TELECOMMUNICATIONS--10.5%

ACC Escrow,

   Sr. Notes, 10%, 2011                                                                       1,250,000  (a)           1,337,500

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    3,000,000                3,052,500

Centennial Cell Communications,

   Gtd. Sr. Notes, 10.125%, 2013                                                              1,500,000  (a)           1,560,000

Cincinnati Bell,

   Gtd. Sr. Notes, 7.25%, 2013                                                                3,000,000  (a)           2,955,000

Crown Castle International:

   Sr. Discount Notes, 10.375%, 2011                                                            750,000  (b)             742,500

   Sr. Discount Notes, 11.25%, 2011                                                             500,000  (b)             492,500

   Sr. Notes, 10.75%, 2011                                                                      700,000                  771,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Eircom Funding,

   Sr. Sub. Notes, 8.25%, 2013                                                                1,500,000  (a)           1,582,500

Nextel Communications:

   Sr. Notes, 7.375%, 2015                                                                    2,000,000                2,015,000

   Sr. Notes, 9.375%, 2009                                                                      100,000                  108,500

Nextel Partners,

   Sr. Notes, 8.125%, 2011                                                                    2,500,000  (a)           2,425,000

Qwest Capital Funding,

   Gtd. Notes, 5.875%, 2004                                                                   4,000,000                3,920,000

Spectrasite,

   Sr. Notes, 8.25%, 2010                                                                     1,500,000  (a)           1,567,500

Triton PCS,

   Gtd. Sr. Sub. Notes, 8.75%, 2011                                                           2,750,000                2,791,250

                                                                                                                      25,321,500

TEXTILES/APPAREL--1.0%

Oxford Industries,

   Sr. Notes, 8.875%, 2011                                                                      750,000  (a)             783,750

Phillips Van-Heusen,

   Sr. Notes, 8.125%, 2013                                                                    1,500,000  (a)           1,526,250

                                                                                                                       2,310,000

TRANSPORTATION--.7%

Allied,

   Gtd. Sr. Notes, Ser. B, 8.625%, 2007                                                         500,000                  452,500

North American Van Lines,

   Gtd. Sr. Sub. Notes, 13.375%, 2009                                                         1,250,000                1,350,000

                                                                                                                       1,802,500

UTILITIES--.4%

TECO Energy,

   Sr. Notes, 7.5%, 2010                                                                      1,000,000                  986,250

TOTAL BONDS AND NOTES

   (cost $214,148,707)                                                                                               216,969,443


OTHER INVESTMENTS--6.7%                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     5,377,333  (c)           5,377,333

Dreyfus Institutional Cash Advantage Plus Fund                                                5,377,333  (c)           5,377,333

Dreyfus Institutional Preferred Plus Money Market Fund                                        5,377,334  (c)           5,377,334

TOTAL OTHER INVESTMENTS

   (cost $16,132,000)                                                                                                 16,132,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $230,280,707)                                                             96.6%              233,101,443

CASH AND RECEIVABLES (NET)                                                                         3.4%                8,083,577

NET ASSETS                                                                                       100.0%              241,185,020

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 2003,
THESE SECURITIES AMOUNTED TO $92,043,813 OR 38.2% OF NET ASSETS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           230,280,707   233,101,443

Cash                                                                  2,646,452

Receivable for shares of Common Stock subscribed                      4,438,001

Interest receivable                                                   4,131,976

Receivable for investment securities sold                             1,282,937

Prepaid expenses                                                         81,794

                                                                    245,682,603
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           243,074

Payable for investment securities purchased                           4,052,293

Payable for shares of Common Stock redeemed                             127,464

Accrued expenses                                                         74,752

                                                                      4,497,583
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      241,185,020
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     237,780,729

Accumulated undistributed investment income--net                      1,267,416

Accumulated net realized gain (loss) on investments                   (683,861)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,820,736
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      241,185,020

NET ASSET VALUE PER SHARE

                                                            Class A             Class B               Class C               Class R
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          117,731,003           45,443,943            75,962,236            2,047,838

Shares Outstanding                                        8,790,326            3,395,633             5,684,207              152,636
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 13.39                13.38                 13.36                13.42

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From January 31, 2003 (commencement of operations) to August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             4,608,261

Cash dividends                                                          53,875

TOTAL INCOME                                                         4,662,136

EXPENSES:

Management fee--Note 3(a)                                              461,521

Distribution fees--Note 3(b)                                           197,098

Shareholder servicing costs--Note 3(c)                                 190,527

Registration fees                                                       76,175

Professional fees                                                       65,345

Prospectus and shareholders' reports                                    10,529

Custodian fees--Note 3(c)                                                8,777

Directors' fees and expenses--Note 3(d)                                  5,969

Miscellaneous                                                           10,979

TOTAL EXPENSES                                                       1,026,920

Less--reduction in management fee due
  to undertaking--Note 3(a)                                           (61,234)

NET EXPENSES                                                           965,686

INVESTMENT INCOME--NET                                               3,696,450
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (666,715)

Net unrealized appreciation (depreciation) on investments            2,820,736

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,154,021

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,850,471

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From January 31, 2003 (commencement of operations) to August 31, 2003

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                               3,696,450

Net realized gain (loss) on investments                              (666,715)

Net unrealized appreciation (depreciation) on investments            2,820,736

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                          5,850,471
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                     (1,359,110)

Class B shares                                                       (481,034)

Class C shares                                                       (708,104)

Class R shares                                                         (3,797)

TOTAL DIVIDENDS                                                    (2,552,045)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                     125,951,139

Class B shares                                                      49,254,903

Class C shares                                                      77,065,981

Class R shares                                                       2,523,615

Dividends reinvested:

Class A shares                                                         977,748

Class B shares                                                         251,694

Class C shares                                                         267,757

Class R shares                                                           3,797

Cost of shares redeemed:

Class A shares                                                    (10,930,411)

Class B shares                                                     (4,807,298)

Class C shares                                                     (2,120,050)

Class R shares                                                       (552,281)

INCREASE (DECREASE) IN NET ASSETS FROM
  CAPITAL STOCK TRANSACTIONS                                       237,886,594

TOTAL INCREASE (DECREASE) IN NET ASSETS                            241,185,020
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                      241,185,020

Undistributed investment income--net                                 1,267,416


--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                                          9,537,075

Shares issued for dividends reinvested                                  73,770

Shares redeemed                                                      (820,519)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        8,790,326
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                                          3,738,190

Shares issued for dividends reinvested                                  19,018

Shares redeemed                                                      (361,575)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        3,395,633
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                          5,824,305

Shares issued for dividends reinvested                                  20,231

Shares redeemed                                                      (160,329)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        5,684,207
--------------------------------------------------------------------------------

CLASS R

Shares sold                                                            194,102

Shares issued for dividends reinvested                                     296

Shares redeemed                                                       (41,762)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          152,636

(A) DURING THE PERIOD ENDED AUGUST 31, 2003, 10,447 CLASS B SHARES REPRESENTING $138,184 WERE AUTOMATICALLY CONVERTED TO 10,446 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from January 31, 2003 (commencement of operations) to August 31, 2003. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                  Class A          Class B          Class C          Class R
                                                                   Shares           Shares           Shares           Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.50            12.50            12.50            12.50

Investment Operations:

Investment income--net                                                .48(a)           .44(a)           .43(a)           .42(a)

Net realized and unrealized
   gain (loss) on investments                                         .70              .70              .68              .80

Total from investment operations                                     1.18             1.14             1.11             1.22

Distributions:

Dividends from investment income--net                                (.29)            (.26)            (.25)            (.30)

Net asset value, end of period                                      13.39            13.38            13.36            13.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                  9.55(c)          9.24(c)          9.00(c)          9.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)                           1.25             1.75             2.00             1.00

Ratio of net investment income
   to average net assets(d)                                          6.31             5.77             5.64             6.11

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation(d)                                         .08              .13              .11              .35

Portfolio Turnover Rate(b)                                          21.71            21.71            21.71            21.71
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             117,731           45,444           75,962            2,048

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) EXCLUSIVE OF SALES CHARGE.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier High Income Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering two series, including the fund, which commenced operations on January 31, 2003. The fund's investment objective is to maximize total return consistent with capital preservation and prudent risk management.The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Shenkman Capital Management, Inc. ("Shenkman")
serves    as    the    fund'   s    sub-investment    adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund's fiscal year end is August 31. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors.Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $229 during the period ended August 31, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(C) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the fund on the ex-dividend date. The fund declares and pays dividends from investment income-net monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

On August 29, 2003, the Board of Directors declared a cash dividend per share of $.075 for Class A, $.07 for Class B, $.067 for Class C and $.078 for Class R
from undistributed investment income-net, payable on September 2, 2003 (ex-dividend date) to shareholders of record as of the close of business on August 29, 2003.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,267,416 and unrealized appreciation $2,714,871. In addition, the fund had $683,861 of capital losses realized after October 31, 2002 which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal period ended August 31, 2003 was as follows: ordinary income $2,552,045.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $123,011, decreased net realized gain (loss) on investments by $17,146 and decreased paid-in capital by $105,865. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. Dreyfus has undertaken from January 31, 2003 through January 1, 2004, to reduce the management fee paid by the fund or assume excess expenses of the fund, to the extent that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $61,234 during the period ended August 31, 2003.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman, Dreyfus pays Shenkman a fee payable monthly at the annual rate of .30 of 1% of the value of the fund's average daily net assets.


During the period ended August 31, 2003, the Distributor retained $104,449 from commissions earned on sales of the fund's Class A shares, and $9,097 and $4,961 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2003, Class B and Class C shares were charged $60,770 and $136,328, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B and Class C shares were charged $77,399, $30,385 and $45,443, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $8,215 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2003, the fund was charged $8,777 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's
relative    net    assets.

(E) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees of the underlying money market mutual funds have been waived by Dreyfus. During the period ended August 31, 2003, the fund derived $53,875 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $238,108,208 and $23,406,343, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $230,386,572; accordingly, accumulated net unrealized appreciation on investments was $2,714,871, consisting of $4,190,424 gross unrealized appreciation and $1,475,553 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier High Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments of Dreyfus Premier High Income Fund (one of the series comprising Dreyfus Bond Funds, Inc.), as of August 31, 2003, and the related statements of operations, changes in net assets and financial highlights for the period from January 31, 2003 (commencement of operations) to August 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Income Fund at August 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 31, 2003 to August 31, 2003, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 6, 2003

                                                             The Fund


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

William Hodding Carter III (68)

Board Member (1988)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  and  Chief  Executive  Officer  of the John S. and James L. Knight
Foundation    (1998-present)

* President and Chairman of MainStreet TV (1985-1998)

* Knight Professor in Journalism at the University of Maryland (1995-1998)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Independent Sector, Director

* The Century Foundation, Director

* The Enterprise Corporation of the Delta, Director

* Foundation of the Mid-South, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

Ehud Houminer (63)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

*  Principal  of Lear, Yavitz and Associates, a management consulting firm, from
1996    through    2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Richard C. Leone (63)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.) , a tax exempt research foundation engaged in the study of economic,
foreign    policy    and    domestic    issues

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

Hans C. Mautner (65)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President--International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)

* Director and Vice Chairman of Simon Property Group (1998-2003)

* Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

* Chairman, Chief Executive Officer and a Trustee of Corporate Property
Investors,

 which merged into Simon Property Group in 1998 (1972-1998)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

Robin A. Pringle (39)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young
people    with    caring    adult    mentors

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

John E. Zuccotti (66)

Board Member (1985)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of Brookfield Financial Properties, Inc.

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 7

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 95 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of Dreyfus, and an officer of 95 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

A. PAUL DISDIER, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 other investment companies (comprised of 3 portfolios) managed by Dreyfus. He is 47 years old and has been an employee of Dreyfus since February 1988.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 57 years old and has been an employee of Dreyfus since June 1977

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 37 investment companies (comprised of 46 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 43 years old and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 29 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since August 1981.


ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 76 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 96 investment companies (comprised of 204 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Premier
                        High Income Fund
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Shenkman Capital Management, Inc.
                        461 Fifth Avenue
                        New York, NY 10017

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  115AR0803


ITEM 2.      CODE OF ETHICS.  [ANNUAL REPORTS ONLY]

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.  [ANNUAL REPORTS ONLY]

      The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:   ____________________
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   _________________________
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

By:   __________________________
      James Windels
      Chief Financial Officer

Date:  October 24, 2003

                                EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)